Exhibit 10.3

The Go Daddy Group,
Inc. Stock Option Award
     This stock option agreement is entered into this    th day of                , 200__, by and between The Go Daddy Group, Inc., an Arizona corporation (the “Company”), and “Employee” (“Employee”), an employee of the Company.
As part of the compensation package, the Company has adopted effective as of July 16th, 2002, The Go Daddy Group, Inc. 2002 Stock Option Plan (the “Plan”) pursuant to resolution of the Board. Please refer to the Plan for all of the terms and conditions of the stock options. You may request a copy of the Agreement from the accounting department.
     The Company grants to the Employee the following stock option (the “Option”) to purchase Shares subject to the following terms of this Option agreement and the Plan:

(a)	Employee:	«Employee»
(b)	Date of Grant:	«Date»
(c)	Start Date for Vesting:	«Date»
(d)	Number of Option Shares:	«Award»
(e)	Exercise Price Per Share:	«Strike»
(f)	Expiration Date:	«Term»
(g)	Vesting Schedule:	Refer to Section 3 in the Agreement
This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.
By this agreement, the Company and the Employee desire to establish the terms upon which the Company is willing to grant to the Employee, and upon which the Employee is willing to accept from the Company, an option to purchase shares of common stock of the Company (the “Shares”).
IN WITNESS WHEREOF, the undersigned have signed this Award and as of the date first written above and agree to all of the terms and conditions outlined in the Agreement.

The Go Daddy Group, Inc., an Arizona corporation	EMPLOYEE

By:

Robert R. Parsons	«Employee»
Its:Chairman

Certificate Number	Number of Options
«Cert»	«Amt_»
     THIS CERTIFICATE (combined with a properly executed stock Option agreement) certifies that:
«Name»
Is the record holder of «Amt_» stock options of THE GO DADDY GROUP, INC. common stock exercisable at the option strike price of $         per share.
This certificate is non-transferable and subject to the provisions outlined in the executed stock option award dated «date».
Witness the seal of the corporation and the signature of its duly authorized officer.
Dated: «date»

Chairman / President